                                                                                                        Exhibit 99.2
                                                REVOLVING CREDIT NOTE
                                                ---------------------

$40,000,000.00                                                                                        June 17, 2004

         FOR  VALUE  RECEIVED,  the  undersigned,   TROPICAL  SPORTSWEAR  INT'L  CORPORATION,  a  Florida  corporation
("Parent"),  TROPICAL SPORTSWEAR COMPANY,  INC., a Delaware corporation ("TSCI"),  SAVANE INTERNATIONAL CORP., a Texas corporation  ("Savane"),  APPAREL  NETWORK  CORP., a Florida  corporation  ("Apparel"),  TSI BRANDS,  INC., a Delaware corporation ("TSI"),  and TSIL, INC., a Delaware corporation ("TSIL"; and together with Parent, TSCI, Savane,  Apparel and TSI, the  "Borrowers"  and each, a "Borrower"),  HEREBY  JOINTLY AND SEVERALLY  PROMISE TO PAY to the order of THE
CIT  GROUP/COMMERCIAL  SERVICES,  INC., a New York  corporation  ("Lender"),  or its assigns at the offices of THE CIT
GROUP/COMMERCIAL  SERVICES, INC., a New York corporation,  as agent for the Lenders ("Agent"), at Two Wachovia Center,
Suite 2500,  301 South Tryon Street,  Charlotte,  North Carolina  28202,  or at such other place as the holder of this
Revolving  Credit Note (this "Revolving  Credit Note") may designate from time to time in writing,  in lawful money of the United  States of America and in  immediately  available  funds,  the amount of FORTY  MILLION AND 00/100  DOLLARS
($40,000,000.00)  or, if less, the aggregate  unpaid  principal amount of all advances made pursuant to Section 2.1 of the "Loan Agreement" (as hereinafter  defined).  All capitalized  terms,  unless otherwise defined herein,  shall have the respective meanings assigned to such terms in the Loan Agreement.

         This  Revolving  Credit Note is issued  pursuant to that  certain  Loan and  Security  Agreement of even date herewith,  among Borrowers,  Lender,  certain other financial institutions party thereto from time to time as Lenders, and Agent,  as agent and lender  thereunder (as amended,  restated,  supplemented  or otherwise  modified from time to time,  the "Loan  Agreement"),  and is entitled to the benefit and security of the Loan Agreement and all of the other
Loan  Documents  referred to therein.  Reference  is hereby made to the Loan  Agreement  for a statement of all of the terms and conditions under which the loans evidenced hereby were and are to be made.

         Each  Borrower  jointly and  severally  promises to pay the principal  amount of the  indebtedness  evidenced hereby in the amount and on the dates specified in the Loan Agreement.  Each Borrower  jointly and severally  promises to pay interest on the unpaid  principal  amount of this Revolving  Credit Note outstanding from the date hereof until such  principal  amount  is paid in full at such  interest  rates  and at such  times  as are  specified  in the  Loan
Agreement.

         If any  payment on this  Revolving  Credit Note  becomes due and payable on a day other than a Business  Day, the  maturity  thereof  shall be  extended  to the next  succeeding  Business  Day and,  with  respect to  payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the  occurrence  of an Event of Default,  this  Revolving  Credit Note may, as provided in the
Loan  Agreement,  and without any demand,  notice (other than that required under the Loan Agreement) or legal process of any kind, be declared, and immediately shall become, due and payable.

         Demand,  presentment,  protest  and  notice  of  nonpayment  and  protest  are  hereby  waived by each of the
Borrowers.

         No delay or failure on the part of Lender in the  exercise of any right or remedy  hereunder,  under the Loan
Agreement  or any other Loan  Document or at law or in equity,  shall  operate as a waiver  thereof,  and no single or partial  exercise by Lender of any right or remedy  hereunder,  under the Loan Agreement or any other Loan Document or at law or in equity shall  preclude or estop  another or further  exercise  thereof or the exercise of any other right or remedy.

         Time is of the essence of this  Revolving  Credit Note.  In case this  Revolving  Credit Note is collected by law or through an attorney at law, or under advice therefrom, each Borrower,  jointly and severally,  agrees to pay or reimburse on demand all  reasonable  costs and expenses paid or incurred by or on behalf of Lender in connection  with such  collection,  including,  without  limitation,  reasonable fees and  disbursements  of counsel and the reasonably allocated costs and expenses of internal legal services.

         THIS  REVOLVING  CREDIT NOTE HAS BEEN  EXECUTED,  DELIVERED AND ACCEPTED AT CHARLOTTE,  NORTH  CAROLINA,  AND
SHALL BE  INTERPRETED,  GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW
PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                                                    **************

                                    BORROWERS:

                                    TROPICAL SPORTSWEAR INT'L
                                    CORPORATION

                                    By:    /s/ Robin J. Cohan
                                    Name:  Robin J. Cohan
                                    Title: Executive Vice President, Chief Executive Officer and Treasurer

                                    TROPICAL SPORTSWEAR COMPANY, INC.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President, Chief Executive Officer

                                    SAVANE INTERNATIONAL CORP.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President, Chief Executive Officer

                                    APPAREL NETWORK CORP.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President, Chief Executive Officer
                                            and Treasurer

                                    TSI BRANDS, INC.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President

                                    TSIL, INC.

                                    By:     /s/ Robin J. Cohan
                                    Name:   Robin J. Cohan
                                    Title:  Executive Vice President